WINTHROP REALTY TRUST ANNOUNCES RESULTS FOR
THIRD QUARTER 2010 AND DECLARES FOURTH QUARTER CASH DIVIDEND

FOR IMMEDIATE RELEASE

Boston, Massachusetts – November 4, 2010 – Winthrop Realty Trust (NYSE:FUR) announced today financial and operating results for the third quarter ended September 30, 2010.  All per share amounts are on a fully diluted basis.

Third Quarter 2010 Financial Highlights

•	Reported net income for the quarter from continuing operations attributable to Common Shares of $5.3 million or $0.25 per Common Share.

•	Retained liquid assets consisting of cash, cash equivalents, restricted cash and marketable securities of $141.7 million at September 30, 2010, inclusive of net proceeds from the public offering.

•	Closed a public offering of 5.75 million Common Shares at a price of $12.25 per Common Share (before underwriter’s discounts) resulting in net proceeds of approximately $66.9 million.

•	Declared a regular quarterly cash dividend for the third quarter of 2010 of $0.1625 per Common Share which was paid on October 15, 2010.

Third Quarter 2010 Investment Highlights and Subsequent Events

In addition to the third quarter transactions highlighted in our second quarter 2010 earnings release, the following transactions have occurred:

•
Executed on our strategy by foreclosing on: (i) an 86,000 square foot, Class A medical office building known as the Deer Valley Professional Center located in Phoenix, Arizona, in which we held a first mortgage with a carrying amount of $10.3 million; (ii) a 118,000 square foot office building referred to as Crossroads II at Meridian, located in Englewood, Colorado, in which we held a first mortgage with a carrying amount of $8.4 million; and (iii) a 180 unit apartment building located in Meriden, Connecticut, in which we held a mezzanine loan with a carrying amount of $550,000 and which is subject to a first mortgage of approximately $23.9 million.

•
Formed a venture, in which we own 22.5%, that acquired for $45 million the $300 million face amount of Peter Cooper Village/Stuyvesant Town Mezzanine Loans 1, 2, and 3. As an alternative to pursuing further legal remedies with uncertain outcomes and incurring additional costs, the venture sold the Mezzanine Loans to the senior mortgage lenders for $45 million.

•	Received full repayment on a $6.5 million first mortgage loan secured by the Robert F. Driver Building located in San Diego, California for an annualized return of 12.9%.

•	Purchased for $235,000 a $1.5 million performing 12% mezzanine loan indirectly secured by a 130,000 square foot warehouse building net leased to Rockwell Automation located in Shirley, New York.

•
Acquired for $9.75 million an existing $39.0 million performing loan made to a private real estate equity fund and then modified the loan to provide for: (i) an interest rate of 15% on the $9.75 million investment amount; (ii) collateral in the form of a $3 million letter of credit, a first mortgage on entitled land and other assets; and, (iii) a discounted payoff option after one year of $9.75 million.

•	Acquired at par a $3.5 million, 11% first mortgage loan secured by an interest in four class B office buildings, containing 91,100 square feet of office space in Phoenix, Arizona.

•
Acquired at par a $21.4 million 7.98% senior participation in a B Note secured by a first mortgage lien on a 951,000 square foot, recently constructed class A office complex located in Sunnyvale, California.

•	Acquired for $4.2 million the land parcels underlying six of our retail properties previously subject to ground leases.

Third Quarter 2010 Financial Results

Net income applicable to Common Shares for the quarter ended September 30, 2010 was $3.7 million, or $0.18 per Common Share, compared with net income of $14.3 million, or $0.90 per Common Share, for the quarter ended September 30, 2009.  The change in net income is primarily the result of a $9.5 million decrease in unrealized gain on securities carried at fair value.

For the quarter ended September 30, 2010, the Company reported Funds from Operations applicable to Common Shares (FFO) of $7.7 million, or $0.36 FFO per Common Share, compared with FFO of $18.0 million, or $1.14 FFO per Common Share, for the quarter ended September 30, 2009.  Adjusting FFO for certain items that affect comparability which are listed in the table below, FFO for the quarter ended September 30, 2010 was $9.4 million or $0.43 per Common Share, compared with FFO of $17.6 million, or $1.11 FFO per Common Share for the quarter ended September 30, 2009.

The following presents funds from operations as adjusted for comparability for the three and the nine months ended September 30, 2010 and 2009 (in thousands, except per share amounts).  Please note that certain prior year amounts have been adjusted to conform to current year presentation.

	(Unaudited)		(Unaudited)
	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

Funds from Operations	$7,707	$19,213	$24,038	$(68,393)

Items that affect comparability (income) expense:
Non-cash asset write-downs:
Provision for loss on loans receivable	-	-	-	2,152
Loan available for sale impairment	-	-	-	203
Loan loss and impairments from partially owned entity – Concord	-	-	-	71,390
Impairment of equity investment in Concord	-	-	-	31,670
Preferred equity impairment	-	-	-	4,850
Impairment of real estate	1,720	-	2,720	-
Net gain on sale of preferred equity	-	-	-	(735)
Net gain on repurchase of Series B-1 Preferred Shares	-	(445)	-	(5,682)
Total items that affect comparability	1,720	(445)	2,720	103,848

Funds from Operations adjusted for comparability	9,427	18,768	26,758	35,455

Series C Preferred Share dividends	(59)	-	(230)	-
Allocation of earnings to Series B-1 Preferred Shares	(63)	(1,162)	(137)	(1,757)
Allocation of earning to Series C Preferred Shares	(53)	-	(242)	-
FFO applicable to Common Shares - Basic	$9,252	$17,606	$26,149	$33,698
Weighted-average Common Shares - Basic	21,412	15,855	21,064	15,828
FFO Per Common Share-Basic	$0.43	$1.11	$1.24	$2.13

Diluted
Funds from Operations adjusted for comparability	$9,427	$18,768	$26,758	$35,455
Series C Preferred Share dividends	-	-	-	-
Allocation of earnings to Series B-1 Preferred Shares	(63)	(1,162)	(137)	(1,757)
Adjustment for dilution of Series B-1 Preferred Shares	-	-	-	-
Allocation of earning to Series C Preferred Shares	-	-	-	-
Series B Interest Expense	-	-	-	-
FFO applicable to Common Shares - Diluted	$9,364	$17,606	$26,621	$33,698

Weighted-average Common Shares	21,412	15,855	21,064	15,828
Stock options	2	-	2	-
Convertible Series B-1 Preferred Shares	-	-	-	-
Convertible Series C Preferred Shares	257	-	433	-
Diluted weighted-average Common Shares	21,671	15,855	21,499	15,828
FFO Per Common Share Diluted	$0.43	$1.11	$1.24	$2.13
______________________
(1)	See the Funds From Operations table below for a reconciliation of net income to FFO for the three and nine months ended September 30, 2010 and 2009.

Supplemental Financial Information

Further details regarding financial results, properties and tenants can be accessed at www.winthropreit.com in the Investor Relations section.

Fourth Quarter 2010 Dividend Declaration

The Company’s Board of Trustees is announcing that it has declared a dividend for the fourth quarter of 2010 of $0.1625 per Common Share payable on January 18, 2011 to common shareholders of record on December 31, 2010.

The Company also has declared the regular quarterly cash dividend of $0.40625 per Series B-1 Preferred Share and per Series C Preferred Share which is payable on January 31, 2011 to the holders of Series B-1 Preferred Shares or Series C Preferred Shares, as applicable, of record on December 31, 2010.

Conference Call Information

The Company will host a conference call to discuss its third quarter 2010 results today, Thursday, November 4, 2010 at 2:00 pm Eastern Time.  Interested parties may access the live call by dialing (877) 407-9205 or (201) 689-8054, or via the Internet at www.winthropreit.com within the News and Events section.  A replay of the call will be available through December 6, 2010 by dialing (877) 660-6853; account #286, confirmation #356547.  An online replay will also be available through December 6, 2010.

About Winthrop Realty Trust

Winthrop Realty Trust is a real estate investment trust (REIT) that owns, manages and lends to real estate and related investments, both directly and through joint ventures.  Winthrop Realty Trust is listed on the New York Stock Exchange and trades under the symbol “FUR.”  The Company has executive offices in Boston, Massachusetts and Jericho, New York. For more information please visit www.winthropreit.com.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.  The statements in this release state the Company’s and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements for which the Company claims the protections of the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995.  It is important to note that future events and the Company’s actual results could differ materially from those described in or contemplated by such forward-looking statements.  Factors that could cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iii) local real estate conditions, (iv) increases in interest rates, (v) increases in operating costs and real estate taxes, (vi) changes in accessibility of debt and equity capital markets and (vii) defaults by borrowers on loans.  Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, copies of which may be obtained from the Company or the Securities and Exchange Commission.  The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors" in the Company's most recent Annual Report on Form 10-K, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

Consolidated Financial Results

Financial results for the three and nine months ended September 30, 2010 and 2009 are as follows (in thousands except per share amounts):

	(Unaudited)		(Unaudited)
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009

Revenue
Rents and reimbursements	$9,298	$10,140	$28,162	$30,609
Interest and dividends	4,948	2,496	11,747	6,462
	14,246	12,636	39,909	37,071
Expenses
Property operating	1,812	1,990	5,585	5,492
Real estate taxes	952	674	2,012	1,968
Depreciation and amortization	2,393	2,598	7,092	7,987
Interest	3,809	4,169	11,126	12,745
Provision for loss on loans receivable	-	-	-	2,152
General and administrative	2,300	1,820	6,123	5,137
State and local taxes	7	14	107	211
	11,273	11,265	32,045	35,692
Other income (loss)
Earnings (loss) from preferred equity investments	85	86	253	(2,108)
Equity in (loss) earnings of equity investments	(409)	211	(1,328)	(100,201)
Gain (loss) on sale of securities carried at fair value	(185)	676	588	3,274
Unrealized gain on securities carried at fair value	2,490	12,578	4,280	14,010
Impairment loss on real estate loan available for sale	-	-	-	(203)
Gain on extinguishment of debt	-	445	-	5,682
Unrealized gain on loan securities carried at fair value	581	-	3,593	-
Interest income	17	31	94	145
	2,579	14,027	7,480	(79,401)

Income (loss) from continuing operations	5,552	15,398	15,344	(78,022)

Discontinued operations
Income (loss) from discontinued operations	(1,569)	74	(2,160)	201

Consolidated net income (loss)	3,983	15,472	13,184	(77,821)
Income attributable to non-controlling interest	(175)	(315)	(595)	(651)
Net income (loss) attributable to Winthrop Realty Trust	3,808	15,157	12,589	(78,472)
Income attributable to non-controlling redeemable preferred interest	(59)	-	(230)	-
Net income (loss) attributable to Common Shares	$3,749	$15,157	$12,359	$(78,472)

Comprehensive income (loss)
Consolidated net income (loss)	$3,983	$15,472	$13,184	$(77,821)
Change in unrealized gain on available for sale securities	-	10	2	21
Change in unrealized gain (loss) on interest rate derivative	(20)	141	(8)	406
Change in unrealized loss from equity investments	-	-	-	26,174
Comprehensive income (loss)	$3,963	$15,623	$13,178	$(51,220)

Per Common Share Data – Basic
Income (loss) from continuing operations	$0.25	$0.90	$0.69	$(4.97)
Income (loss) from discontinued operations	(0.07)	-	(0.10)	0.01
Net income (loss) attributable to Winthrop Realty Trust	$0.18	$0.90	$0.59	$(4.96)

Per Common Share Data – Diluted
Income (loss) from continuing operations	$0.25	$0.90	$0.69	$(4.97)
Income (loss) from discontinued operations	(0.07)	-	(0.10)	0.01
Net income (loss) attributable to Winthrop Realty Trust	$0.18	$0.90	$0.59	$(4.96)

Basic Weighted-Average Common Shares	21,412	15,855	21,064	15,828
Diluted Weighted-Average Common Shares	21,414	15,855	21,499	15,828

Funds From Operations:

The following presents a reconciliation of net income to funds from operations for the three and the nine months ended September 30, 2010 and 2009 (in thousands, except per share amounts).  Please note that certain prior year amounts have been adjusted to conform to current year presentation.

	(Unaudited)		(Unaudited)
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009

Net income (loss) attributable to Winthrop Realty Trust	$3,808	$15,157	$12,589	$(78,472)
Real estate depreciation	1,569	1,637	4,583	4,984
Amortization of capitalized leasing costs	872	1,050	2,591	3,267
Real estate depreciation and amortization of unconsolidated interests	2,245	2,155	6,646	4,210
Less: Non-controlling interest share of real estate depreciation and amortization	(787)	(786)	(2,371)	(2,382)

Funds from operations	7,707	19,213	24,038	(68,393)
Series C Preferred Share dividends	(59)	-	(230)	-
Allocations of earnings to Series B-1 Preferred Shares	-	(1,202)	(22)	-
Allocations of earnings to Series C Preferred Shares	(33)	-	(189)	-
FFO applicable to Common Shares-Basic	$7,615	$18,011	$23,597	$(68,393)

Weighted-average Common Shares	21,412	15,855	21,064	15,828

FFO Per Common Share-Basic	$0.36	$1.14	$1.12	$(4.32)

Diluted
Funds from operations (per above)	$7,707	$19,213	$24,038	$(68,393)
Series C Preferred Share Dividends	-	-	-	-
Allocation of earnings to Series B-1 Preferred Shares	-	(1,202)	(22)	-
Allocation of Earnings to Series C Preferred Shares	-	-	-	-
Series B-1 Interest Expense	-	-	-	-
FFO applicable to Common Shares	$7,707	$18,011	$24,016	$(68,393)

Weighted-average Common Shares	21,412	15,855	21,064	15,828
Stock options	2	-	2	-
Convertible Series C Preferred Shares	257	-	433	-
Convertible Series B-1 Preferred Shares	-	-	-	-
Diluted weighted-average Common Shares	21,671	15,855	21,499	15,828
FFO Per Common Share-Diluted	$0.36	$1.14	$1.12	$(4.32)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  FFO and FFO per diluted share exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance.  A reconciliation of net income to FFO is provided above.  In addition, a reconciliation of FFO to FFO before certain items that affect comparability is provided above in this press release.

Consolidated Balance Sheets:
(in thousands, except share data)

	(Unaudited)	(Unaudited)
	September 30, 2010	December 31, 2009
ASSETS
Investments in real estate, at cost
Land	$21,460	$20,659
Buildings and improvements	236,500	228,419
	257,960	249,078
Less: accumulated depreciation	(34,416)	(31,269)
Investments in real estate, net	223,544	217,809

Cash and cash equivalents	102,919	66,493
Restricted cash held in escrows	8,889	9,505
Loans receivable, net	77,964	26,101
Accounts receivable, net of allowances of $293 and $565, respectively	12,560	14,559
Securities carried at fair value	29,893	52,394
Loan securities carried at fair value	6,454	1,661
Available for sale securities, net	-	203
Preferred equity investment	3,972	4,012
Equity investments	92,691	73,207
Lease intangibles, net	24,496	22,666
Deferred financing costs, net	1,217	1,495
Assets held for sale	3,096	3,087
TOTAL ASSETS	$587,695	$493,192

LIABILITIES

Mortgage loans payable	$211,773	$216,767
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at September 30, 2010 and December 31, 2009	21,300	21,300
Revolving line of credit	25,450	-
Accounts payable and accrued liabilities	9,852	7,401
Dividends payable	4,424	3,458
Deferred income	33	48
Below market lease intangibles, net	2,348	2,849
TOTAL LIABILITIES	275,180	251,823

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000 and 544,000 shares authorized and outstanding at September 30, 2010 and December 31, 2009, respectively	3,221	12,169
Total non-controlling redeemable preferred interest	3,221	12,169

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Common Shares, $1 par, unlimited shares authorized; 26,981,888 and 20,375,483 outstanding at September 30, 2010 and December 31, 2009, respectively	26,982	20,375
Additional paid-in capital	569,121	498,118
Accumulated distributions in excess of net income	(300,219)	(301,317)
Accumulated other comprehensive loss	(93)	(87)
Total Winthrop Realty Trust Shareholders’ Equity	295,791	217,089
Non-controlling interests	13,503	12,111
Total Equity	309,294	229,200
TOTAL LIABILITIES AND EQUITY	$587,695	$493,192

Further details regarding the Company’s results of operations, properties, joint ventures and tenants are available in the Company’s Form 10-Q for the quarter ended September 30, 2010 which will be filed with the Securities and Exchange Commission and will be available for download at the Company’s website www.winthropreit.com or at the Securities and Exchange Commission website www.sec.gov.

# # #
Contact Information:

AT THE COMPANY

Thomas Staples
Chief Financial Officer
(617) 570-4614